UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 6, 2025
________________________________________________________
Precision BioSciences, Inc.
(Exact name of Registrant as Specified in Its Charter)
________________________________________________________

Delaware	001-38841	20-4206017
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

302 East Pettigrew St. Suite A-100
Durham, North Carolina		27701
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 919 314-5512
(Former Name or Former Address, if Changed Since Last Report)
________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000005 per share	DTIL	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure
On August 6, 2025, Precision BioSciences, Inc. (the “Company”) issued a press release to provide an update on its ELIMINATE-B clinical trial evaluating PBGENE-HBV for hepatitis B. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information contained in, or incorporated into, this Item 7.01 (including the Press Release attached hereto as Exhibit 99.1) of this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any registration statement or other filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 8.01 Other Events
On August 6, 2025, the Company announced Phase 1 safety and efficacy for Cohort 1, the lowest dose level in the ELIMINATE-B clinical trial.
Cohort 1 of the Phase 1 ELIMINATE-B study consisted of three patients each of whom received three planned administrations of 0.2 mg/kg of PBGENE-HBV dosed approximately eight weeks apart.

The primary objective of the ELIMINATE-B study is to characterize the safety of PBGENE-HBV, and the dose in Cohort 1 was selected to maximize the safety margin for first-in-human investigation. PBGENE-HBV was well-tolerated in all three patients in Cohort 1. Across the three patients dosed, none experienced above a Grade 2 treatment-related adverse event, serious adverse event, or dose-limiting toxicity. No clinically significant lab abnormalities were observed.
PBGENE-HBV demonstrated a substantial HBsAg reduction in all three patients in Cohort 1 with best response reductions of 56%, 69% and 47% compared to baseline HBsAg levels (ranging between 562-11,813 IU/mL) in patients one, two and three, respectively. One of three patients (33%) in Cohort 1 achieved a durable HBsAg reduction of approximately 50% from baseline that was maintained as of the data cutoff-date (July 28, 2025), which was seven months after the initial dose of PBGENE-HBV providing evidence of the ability of PBGENE-HBV to drive a durable antiviral response by editing the viral DNA at the source of chronic hepatitis B infection. The other two patients in Cohort 1 demonstrated antiviral response after each dose administration and eventually returned to baseline levels of HBsAg.
Cohort 2 in the ELIMINATE-B study is evaluating PBGENE-HBV at 0.4 mg/kg. As of the data cut off, 1 patient received three dose administrations with two weeks of follow-up, and two patients received one dose administration with four weeks of follow-up. In these patients, no adverse events above Grade 2, no serious adverse events, nor dose-limiting toxicities were observed. There were no clinically significant liver transaminase elevations noted. One additional patient did not complete their dose due to a transient infusion-related serious adverse event that led to dose interruption at minute two. This event quickly resolved within minutes of ceasing the infusion, and the patient is doing well. The Data Monitoring Committee (“DMC”) deemed the event not dose-related or dose-limiting.
The Company is on track to complete dosing of all three patients with all three planned dose administrations in Cohort 2 and commence dosing Cohort 3 and expects to provide a data update later in 2025. In parallel, the DMC recently recommended initiation of Cohort 3 given the favorable safety profile of Cohorts 1 and 2.
Forward-Looking Statements

Statements in this Current Report on Form 8-K regarding management’s future expectations, beliefs, intentions, goals, strategies, plans or prospects are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding the ELIMINATE-B clinical trial and PBGENE-HBV program, expectations about operational initiatives, strategies, further development, or timing of additional updates or data releases of PBGENE-HBV, including timing of dose administrations and subsequent cohorts in the ELIMINATE-B trial. Forward-looking statements may be identified by words such as “anticipates,” “believe,” “continue,” “expect,” “intend,” “may,” “plan to,” “potential,” “projects,” “will,” and other similar words or expressions, or the negative of these words or similar words or expressions. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors, including, without limitation, the risks referred to under the section “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025, as such factors may be updated from time to time in the Company’s other filings with the Securities and Exchange Commission (“SEC”), which filings are accessible on the SEC’s website at www.sec.gov and the Investors & Media page of the Company’s website at https://

investor.precisionbiosciences.com. All forward-looking statements speak only as of the date of this Current Report on Form 8-K and, except as required by applicable law, we have no obligation to update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.	Description

99.1	Press release of Precision BioSciences, Inc. dated August 6, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRECISION BIOSCIENCES, INC.

Date:	August 6, 2025	By:	/s/ John Alexander Kelly
John Alexander Kelly Chief Financial Officer